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                                                                Exhibit: 10.31FT

                             GUARANTY OF PAYMENT FOR
                        EXISTING AND/OR FUTURE INDEBTEDNESS

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, which includes but is not limited to the extension of credit or other financial accommodations by Republic Acceptance Corporation (hereinafter referred to as "Republic") to XYZ Group, Inc., a/k/a XYZ Distributors (hereinafter "second party"), whether previously, presently, or prospectively, the undersigned hereby jointly and severally guaranty to Republic, its successors and assigns, the full and prompt payment, performance, and discharge of any and all existing and/or future indebtedness, liabilities or other obligations of second party to Republic (the "Guaranteed Obligations"). The undersigned hereby jointly and severally guaranty to pay the Guaranteed Obligations, on demand, together with interest thereon, and also all costs and expenses of any kind incurred including reasonable attorneys' fees. The undersigned hereby agree that this obligation shall in no way be impaired or affected by any change or modification of any agreement or agreements between Republic and second party. The obligations of the undersigned hereunder shall be secured by all liens or security interests (if any) granted by the undersigned to Republic.

         This Agreement is intended as a continuing Guaranty and shall remain in full force and effect and apply to all present and future Guaranteed Obligations until written notice of revocation is received by Republic, provided that such notice shall not discharge the undersigned from any liability with respect to Guaranteed Obligations existing at the time of the receipt of such revocation, any Guaranteed Obligations arising under a commitment of Republic existing at the time of the receipt of such revocation, or any Guaranteed Obligations arising in connection with the enforcement by Republic of its rights and remedies with respect to any guaranteed indebtedness or liability.

         The undersigned waive(s): Notice of acceptance hereof; notice of creation, existence, or acquisition of any Guaranteed Obligations; notice of adverse change in second party's financial condition or of any other fact which might materially affect our risk; notice of default by second party or any other obligor; any right or subrogation to any of the rights of Republic against second party, any other guarantor, maker or endorser; all rights to any reimbursement, contribution, recourse and indemnity therefrom; any right to enforce any remedy which Republic now has or may hereafter have against second party, and any other guarantor, maker or endorser; any benefit of, and any other right to participate in, any collateral or other security, or any guaranty now or hereafter held by Republic; presentment, demand, protest, and all other notices and formalities which lawfully may be waived. Republic shall not be required to pursue any other remedies before making demand of any or all guarantors under this Agreement, especially it shall not be required to exhaust its remedies against any obligor including, but not limited to, the second party and any other guarantors under this Agreement, and it shall not be required to resort to or exhaust the collateral and other securities, for the Guaranteed Obligations.

         The liability of each of the undersigned is direct and unconditional and shall not be discharged or impaired by any of the following:

         1. The extension, renewal or other change in the manner, place or terms of payment of any of the Guaranteed Obligations;

         2. The release of, or agreement not to sue, any person against whom any of the undersigned has, to the knowledge of Republic, a right of recourse, or the agreement to suspend the right to enforce against such person the instrument or collateral or otherwise discharge of such person. "Such person" referred to above shall include but not be limited to any of the undersigned, the second party, or any other party liable, in any way, for payment of such indebtedness to Republic;

         3. The addition of one or more additional guarantors of the Guaranteed Obligations;

         4. The impairment of any collateral for the Guaranteed Obligations, including but not limited to the release of such collateral or the release or non-perfection of any or all security interest with respect to such collateral.

         5. Any bankruptcy, insolvency or other similar proceeding with respect to the second party or any other person liable on the Guaranteed Obligations, or any discharge granted therein or otherwise granted under applicable law.




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         This Guaranty and waiver shall bind and extend to the benefit of the respective parties, their heirs, executors, administrators, successors and assigns, and shall be construed and interpreted according to the laws of Minnesota. EACH OF THE UNDERSIGNED BY THE EXECUTION AND DELIVERY HEREOF BY THE UNDERSIGNED, AND REPUBLIC BY ITS ACCEPTANCE HEREOF HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE UNDERSIGNED HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY MINNESOTA STATE OR FEDERAL COURT SITTING IN HENNEPIN OR RAMSEY COUNTY, MINNESOTA OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THE UNDERSIGNED MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

         The undersigned agree to execute and deliver promptly and cause to be executed and delivered promptly (but in no event later than sixty days after the date of this Guaranty) in favor of Republic, to secure the Guaranteed Obligations, a second mortgage (the "Second Mortgage") on certain vacant lakefront real property located in Waukesha County, Wisconsin (the "Real Property"), and promptly to deliver or cause to be delivered to Republic the following documents relating to the Property: a current survey, a current appraisal, a commitment for a lender's title insurance policy insuring the lien of the Second Mortgage and such other agreements, instruments and/or documents as Republic may request. The undersigned further agree to take such further actions as may be necessary to vest in Republic a perfected, second priority mortgage lien on the Real Estate, which actions shall include, without limitation, the payment by the undersigned of all recording fees, taxes, title insurance premiums and other costs and expenses in connection with the foregoing. The undersigned also agrees that so long as this Guaranty is in effect, the undersigned will not further encumber the Real Property. Finally, the undersigned acknowledges that the foregoing requirements are conditions subsequent to the extension of credit or other financial accommodations by Republic to the second party.

IN WITNESS WHEREOF, we have hereunto set our hands and seal this first day of August, 1995.

IN THE PRESENCE OF:

/s/ illegible                /s/ Gary R. Billings
------------------------     -------------------------------
                             Gary R. Billings, a/k/a Joe Billings, individually
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                            SECRETARY'S CERTIFICATE

RESOLVED, that the President, any Vice President, the Secretary, the Controller and any other officer of XYZ Group, Inc., a/k/a XYZ Distributors, a Wisconsin corporation, by one or more of such officers, be and they each are hereby authorized and empowered on behalf of this corporation: to obtain from Republic Acceptance Corporation (hereinafter called "Republic") loans and advances in such amounts and on such terms and conditions as such officer or agent deems proper; to execute notes and other evidences of this corporation's indebtedness with respect thereto; to enter into financing and other agreements with Republic relating to the terms and conditions upon which any such loans and advances may be obtained and to the collateral security to be furnished by this corporation therefore; from time to time to modify, supplement or amend any such collateral security; from time to time to pledge, assign, guaranty, mortgage, consign, grant security interest in and otherwise transfer to Republic as collateral security for any and all debts and obligations of this corporation to Republic, whenever and however arising, any and all accounts and other forms of obligations receivable, choses in action, merchandise inventories, warehouse receipts, machinery, equipment, land, buildings and other real, personal or mixed property now or hereafter belonging to or acquired by this corporation; for said purposes to execute and deliver any and all assignments, schedules, transfers, endorsements, contracts, guarantees, agreements, designations, consignments, deeds of trust, mortgages, instruments of pledge or other instruments in respect thereof and to make remittances and payments in respect thereof by checks, drafts, or otherwise; and to do and perform all other acts and things deemed by such officer or agent necessary, convenient or proper to carry out any of the foregoing; hereby ratifying, approving and confirming all that any said officers or agents have done or may do in the premises.

I, Carol Cypert, do hereby certify that I am the Secretary of XYZ Group, Inc., a/k/a XYZ Distributors, a corporation organized and existing under and by virtue of the laws of the State of Wisconsin, having its chief executive office and principal place of business in the City of Wauwatosa, Wisconsin; that I am the keeper of the corporate records of said corporation; that the foregoing is a true and correct copy of the resolution duly adopted and ratified at a special meeting of the Board of Directors of said corporation duly convened and held in accordance with its bylaws and the laws of said State at the office of said corporation on the 4 day of August 1995, or by unanimous written action of the Directors dated on said date, and that the same has not in any way been modified, repealed or rescinded but is in full force and effect.

I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation, so empowered and authorized, namely:

President:
  Gary R. Billings, a/k/a Joe Billings          /s/ Gary R. Billings
                                                --------------------------------
                                                                     (Signature)

Controller: Carol Cypert                        /s/ Carol Cypert
                                                --------------------------------
                                                                     (Signature)

Secretary: Carol Cypert                         /s/ Carol Cypert
                                                --------------------------------
                                                                     (Signature)

Executed this first day of August, 1995.        /s/ Carol Cypert
                                                --------------------------------
                                                                     (Signature)
                                                     Carol Cypert
                                                --------------------------------
                                                                  (Type in Name)
                                                Secretary, XYZ Group, Inc.,
                                                a/k/a/ XYZ Distributors